AXA PREMIER VIP TRUST

SUPPLEMENT DATED JULY 21, 2008 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2008

This Supplement updates the above-referenced Prospectus and Statement of Additional Information (“SAI”), as supplemented, of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus and SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and SAI and retain it for future reference.

The purpose of this Supplement is to provide you with information about a portfolio manager change for the Multimanager Health Care Portfolio (the “Portfolio”).

*****

Effective June 30, 2008, Joseph H. Schwartz no longer serves as a portfolio manager for the Portfolio. Accordingly, all references to Mr. Schwartz in the Prospectus and SAI are hereby deleted.